Forward-looking statements contained in this presentation are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The statements can be identified by words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or other similar expressions.  There are certain important factors that could cause results to differ materially from those anticipated by the forward-looking statements made herein.  Reference is made to the company’s Annual Report on Form 10-K for the year ended December 31, 2006 for further information on such risk factors.

Safe Harbor Statement

NASDAQ: “IIN”; Founded in 1977

625 employees

Proprietary firmware that enhances
performance of body-worn devices

Expertise in ultra-miniature
mechanics & electronics

International presence

$60+ million revenue; profitable

Company Information

IntriCon’s mission is to enhance the mobility &
effectiveness of body-worn devices that connect
people to people & to the devices around them.

Our Mission

Ear-Worn Head Sets

Ear-Worn Mics

Wireless Push-To-
Talk Radio Adapter

Wireless Glucose Sensor

Digital Hearing Aids

Drug Delivery Sets

Body-worn Devices

IV Delivery Sets

Future – Medical Biotelemetry

(EKG, EEG, etc.)

---- Established Core Business

---- Emerging Core Business

Premium pricing power through application of digital
firmware (e.g., “Intel Inside”) & wireless technology to our established core business

Actively pursuing appropriate M&A opportunities to build
our leadership position in body-worn devices (e.g.,
Tibbetts)

Maximizing R&D spending to expand established core
business

Market share expansion – higher volume

Emerging core business – biotelemetry

Profit Drivers

Moisture barrier
Microphone
Volume control
Battery door and
contact assembly
Sound tube
Speaker
Digital amplifier
with IIN proprietary firmware
Programming
connector

Proprietary Technology

Hearing Instrument Assemblies

Proprietary technology (firmware) means high-value, body-
wearable features

Hearing & professional audio & security

Adaptive feedback canceling

Directional microphone arrays

Active noise canceling

Voice feature extraction

Noise reduction

Emerging Medical Biotelemetry

Proprietary Technology
Ultra-Low-Power Digital Signal Processing

Proprietary Technology
Ultra-Low-Power Wireless

Performance comparison to Bluetooth:

Allows miniaturization

25 times lower power consumption

Lower power supply voltage

Ultra-low-power wireless is superior in critical applications:

Hearing

Professional Audio

Security

Medical Biotelemetry

Founded as RTI - 1977

Acquired by Selas - 1993

Mark Gorder Appointed CEO - 2001

Purchased Lectret - 2001

AMIS Strategic Alliance - 2003 (DSP & ULP)

Sale of Non-Strategic Assets - 2001-2005

Rebranded as IntriCon (IIN) - 2005

Company Evolution

Acquired Tibbetts - 2007

Mark Gorder                    President, CEO & Founder

Scott Longval               CFO, Secretary & Treasurer

Chris Conger                 VP of Research & Development

Mike Geraci                       VP of Sales & Marketing

Dennis Gonsior                           VP of Global Operations

Greg Gruenhagen              VP of Quality & Regulatory Affairs

Steve Binnix                     VP of RTI Electronics

. . . combined 135 years with IntriCon

Experienced Management Team

Arden Hills, MN (HQ)

Vadnais Heights, MN

Singapore

Camden, ME

Munich, Germany

Anaheim, CA

Established Presence & Low-cost Manufacturing

International Presence

Experienced Corporate Governance

Michael J. McKenna                 Chairman of the Board

             Retired Vice Chairman, President and Director,

             Crown Cork & Seal Company, Inc.

Nicholas A. Giordano            Chairman of the Audit Committee

             Business Consultant

             Former President & CEO, Philadelphia Stock Exchange

Robert N. Masucci                         Director

             Chairman, Barclay Brand Ferndon, Inc.

             Chairman, Montgomery Capital Advisors

Philip N. Seamon                               Director

             President, Philip N. Seamon, Inc.

             Former Senior Managing Director,
              Corporate Finance, FTI Consulting, Inc.

             Former Partner,  Price Waterhouse Coopers

Over-65 age group fastest growing segment in U.S., Europe
& Japan

Increased spending on security, intelligence & defense

Wireless becoming connectivity standard

Telemedicine using wireless miniature biosensors

Demand for quality

Growth Drivers:
Body-Worn Devices

Revenues

(in millions)

For the nine-months ending
September 30, 2007 revenue
increased 33% over same
prior-year period (organic
growth of 26%)

For the nine-months ending
September 30, 2007 income
from continuing operations
increased $443K, or 58%,
over prior-year period

2007 YTD results include
$110K prepayment penalty &
$65K deferred financing write-
off related to May refinancing

Income From

Continuing Operations

(in millions)

For the nine-months ending
September 30, 2007 EPS from
continuing operations increased to
$0.22, or 57%, over year-ago
period (includes $0.03 charge
relating to debt refinancing)

EPS From

Continuing Operations

Balance Sheet

Q3 2007

2006

Cash

$  1,092

$     660

Working capital

$10,655

$  8,445

Total debt

$  9,968

$  4,783

Shareholders’ equity

$17,038

$15,607

Cash cycle days of 70

Working capital continues to increase to support
revenue growth

$10.0M of debt - $5.5M revolver, $4.4M long-term note,
$0.1M capital leases

(in thousands)

Cash Flow

Q3YTD
2007

Full Year
2006

Net cash provided by operating activities

$       870

$    1,578

Net cash used by investing activities

$  (6,362)

$     (565)

Net cash provided (used) by financial activities

$    5,884

$  (1,568)

Effect of exchange rate changes on cash

$         31

$         45

Net increase (decrease) in cash

$       423

$     (510)

$3.2M of capital expenditures in 2006

Closed on $4.5M acquisition of Tibbetts in May 2007

Secured new $14.5M credit facility in May 2007

(in thousands)

New credit facility

Strategic acquisition of
Tibbetts

Singapore & Minnesota
facilities expanding

Biotelemetry opportunities

Prepared for Continued Growth

While our business can fluctuate quarter-to-quarter, we are
targeting low double-digit revenue growth in 2008

Our goal is to improve gross margins from 25 percent to 30
percent by 2012

While we intend to prudently control operating expenses,
we are committed to increase R&D as a percentage of
sales

We are anticipating capital expenditures of approximately
$3.0M in 2008

Our goal is to complete one acquisition per year that
contributes to the enhancement of our position as the
body-worn device company

Financial Goals

Why IntriCon?

Leader in high-performance body-worn devices

Increasing market opportunity for body-worn devices

Proprietary technology is well positioned for future market
opportunities

Real markets - Realistic goals

Questions & Answers